UNANIMOUS WRITTEN CONSENT OF THE BOARD OF DIRECTORS

OF

AGRITEK HOLDINGS, INC.

July 29, 2019

Pursuant to the provisions of the Delaware Statutes, the undersigned, being all of the members of the Board of Directors (the "Board") of AGRITEK HOLDINGS, INC., a Delaware corporation (the "Corporation"), hereby waive notice of a special meeting, consent to the taking of each action set forth below as if an actual special meeting of the Board had been held on the date hereof, and instruct the Secretary of the Corporation to file this consent (the "Consent") in the minute book of the Corporation. Each of the following actions shall constitute the valid corporate action of the Board and shall have the same force and effect as if such actions had been authorized and taken at a formal meeting of the Board duly convened and held on the above date and as if each member of the Board were present in person at such meeting and voted in favor thereof. Capitalized terms used but not defined herein have the meanings assigned to them in the Purchase Agreement (as defined below).

WHEREAS, the Board deems it in the best interests of the Corporation to enter into that certain Equity Purchase Agreement (the "Purchase Agreement") and that certain Registration Rights Agreement (the "Rights Agreement"), both dated July 29, 2019, by and among the Corporation and Oasis Capital, LLC (the "Investor"); and

WHEREAS, the Purchase Agreement provides, and the Board also deems it in the best interests of the Corporation to issue to the investor 500,000 shares (the "Commitment Shares") of common stock, par value $0.0001 share, of the Company (the "Common Stock"), as a commitment fee; and

WHEREAS, the Purchase Agreement provides, and Board deems it in the best interests of the Corporation to issue up to $5,000,000 in shares of Common Stock (the "Put Shares") to the Investor at a price of 85% of the Market Price for the five days following the date such Put Shares are received by the Investor pursuant to the terms of the Purchase Agreement.

NOW, THEREFORE, BE IT:

RESOLVED, that the Corporation is hereby authorized to enter into the Purchase Agreement and the Rights Agreement and to perform its obligations thereunder, each in the form presented to the Board, and each executive officer of the Corporation (each, an "Authorized Officer") be, and hereby is, authorized, empowered and directed to enter into and deliver the Purchase Agreement and the Rights Agreement with such changes as shall be approved by an Authorized Officer and agreed to by the Investor, in any case consistent with the resolutions herein; and

RESOLVED, that the Corporation is hereby authorized to issue the Put Shares and Commitment Shares to the Investor pursuant to the terms of the Purchase Agreement, in the form presented to the Board, and each Authorized Officer be, and hereby is, authorized, empowered and directed to and deliver the Put Shares, Commitment Shares and the Purchase Agreement, with such changes as shall be approved by an Authorized Officer and agreed to by the Investor, in any case consistent with the resolutions herein; and

RESOLVED, that that the issuance of the Commitment Shares and the Put Shares is hereby approved, which shares, or any portion thereof, shall be validly issued, fully paid and non-assessable at the time of their issuance and each Authorized Officer be, and hereby is, authorized, empowered and directed

to take all such action required to deliver any Put Shares upon the Company's exercise of its rights under the Purchase Agreement; and

RESOLVED, that the Corporation's filing of registration statement(s) with the SEC as contemplated by the Rights Agreement is hereby approved; and

RESOLVED, that the Commitment Shares shall be offered, sold and issued in reliance upon any applicable exemption from registration provided by the Securities Act of 1933, as amended, and any applicable exemption under applicable state blue sky laws, and that the Authorized Officers be, and each of them hereby is, authorized and directed, for and on behalf of the Corporation, to execute and file any forms (including Form D), certificates, notices or other documents that are necessary or appropriate pursuant to federal and/or state securities laws; and

RESOLVED FURTHER, that each Authorized Officer be, and hereby is, authorized, empowered and directed, from time to time, to take such additional action and to execute, certify and deliver any other documents and instruments as may be appropriate or proper to implement the provisions of the foregoing resolutions; and it is further

RESOLVED, this Consent shall be entered into with the minutes of the Board.

** *Signature page to follow* **

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IN WITNESS WHEREOF, the undersigned have executed this Unanimous Written Consent as of the first date set forth above.

Name: Suneil Singh Mundie

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